SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-11914 (Commission File Number)	85-0404134 (IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico (Address of Principal Executive Offices)	87501 (Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 19, 2004, Thornburg Mortgage, Inc. (the “Company”) issued a Press Release announcing the Company’s financial results for the third quarter ended September 30, 2004. A copy of the Press Release has been furnished as an exhibit to this report and is incorporated by reference herein.

     The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

     The Press Release in Exhibit 99.1 includes forward-looking statements within the meaning of the federal securities laws. Actual results and developments could differ materially from those expressed in or contemplated by the forward-looking statements due to a number of factors, including general economic conditions, interest rates, the availability of adjustable rate mortgage securities and loans for acquisition, and other risk factors discussed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. The Company does not undertake to update, revise or correct any of the forward-looking information.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibit is furnished as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
99.1	Press Release of Thornburg Mortgage, Inc., dated October 19, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.
Date: October 19, 2004	By:	/s/ Michael B. Jeffers
Michael B. Jeffers, Secretary

EXHIBIT INDEX

EXHIBIT	NAME OF
NUMBER	EXHIBIT
99.1	Press Release of Thornburg Mortgage, Inc., dated October 19, 2004.